VALUE ADDED TAX RECEIVABLE	12 Months Ended
Dec. 31, 2024
Value Added Tax Receivable
VALUE ADDED TAX RECEIVABLE

NOTE 10 - VALUE ADDED TAX RECEIVABLE

Selling merchandise in China is generally subject to the value-added tax (“VAT”). The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). VAT input was primarily due to purchase of property, plant and equipment and raw materials. As of December 31, 2024 and 2023, VAT input was $2,704,109 and $2,211,980, respectively. VAT input can deduct VAT output or be refunded.Anhui Allied United Mushroom Technology and Anhui Allied United Mushroom are engaged in agricultural production in China, and their value-added tax are exempted, and AUFP are engaged in non-exempt business. AUFP will file an application for a refund of VAT receivable in 2025.